                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                             (AMENDMENT NO. _____)

     Filed by the Registrant                     [X]
     Filed by a Party other than the Registrant  [ ]

                          Check the appropriate box:

     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Fortis Securities, Inc.
             ----------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                                 [INSERT NAME]
             ----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] None required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------

    (5) Total fee paid:

    ------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    ------------------------------------------------------------------------

    (1) Amount Previously Paid:

    ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------------------

    (3) Filing Party:

    ------------------------------------------------------------------------

    (4) Date Filed:

    ------------------------------------------------------------------------

[Fortis letterhead]



November 5, 1996



Re:  Fortis Securities, Inc. Annual Shareholders' Meeting

Dear Shareholder:

You are cordially invited to the annual meeting of shareholder of Fortis Securities, Inc. that will take place on Thursday, December 5, 1996 at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota. PLEASE NOTE THAT THIS IS A NEW LOCATION FOR THE MEETING AND THAT THE MEETING WILL BEGIN AT 11:00 A.M.

The only items on the agenda are the annual matters of electing the Fund's Directors and selecting its independent accountants. Please review the enclosed proxy materials and return you completed proxy as promptly as possible.

Sincerely,


/s/ Dean C. Kopperud
President

                            FORTIS SECURITIES, INC.
               500 Bielenberg Drive, Woodbury, Minnesota  55125
         Mailing Address:  P.O. Box 64284, St. Paul, Minnesota  55164

                    NOTICE OF ANNUAL SHAREHOLDERS' MEETING

                        TO BE HELD ON DECEMBER 5, 1996

     The annual meeting of the shareholders of Fortis Securities, Inc. (the "Company") will be held at the offices of Fortis Advisers, Inc. ("Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, December 5, 1996, at 11:00 a.m. for the following purposes:

     1. To set the number of directors at eleven and to elect a Board of Directors.

     2. To ratify the selection by the Board of Directors of the Company of KPMG Peat Marwick LLP as independent public accountants for the Company for the fiscal year ending July 31, 1997.

     3. To transact such other business as may properly come before the meeting.

     Shareholders of record on October 22, 1996, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. There is enclosed with the proxy an addressed envelope for which no postage is required.


                               Michael J. Radmer
                                   Secretary



Dated:  November 5, 1996

                                PROXY STATEMENT

                            FORTIS SECURITIES, INC.
               500 Bielenberg Drive, Woodbury, Minnesota  55125
         Mailing Address:  P.O. Box 64284, St. Paul, Minnesota  55164

             ANNUAL MEETING OF THE SHAREHOLDERS--DECEMBER 5, 1996

     The enclosed proxy is solicited by the Board of Directors of Fortis Securities, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held December 5, 1996, and at any adjournment thereof. The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company, and such mailing will take place on approximately November 5, 1996. Representatives of Fortis Advisers, Inc. ("Advisers"), the investment adviser and manager of the Company, without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone, or personal calls. The address of Advisers is that of the Company as provided above.

     A proxy may be revoked before the meeting by giving written notice, in person or by mail, of revocation to the Secretary of the Company or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted for each item for which no choice is specified, in accordance with the recommendation of the Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified for Proposal 2 and will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to that item, but will be counted as a vote against that item. Under the rules of the New York Stock Exchange, Proposals 1 and 2 are considered discretionary, which means that brokers are authorized to vote on such proposals on behalf of their customers with or without specific voting instructions. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting, it is the intention of the persons named as proxies in the enclosed proxy to vote upon them according to their best judgment.

     Only shareholders of record on October 22, 1996, may vote at the meeting or any adjournment thereof. As of that date there were issued and outstanding 12,618,289 common shares, $.01 par value, the only class of securities of the Company. Each shareholder is entitled to one vote for each share held.


     If a quorum is not present at a meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

     A copy of the Company's most recent annual report is available to shareholders upon request. If you would like to receive a copy, please contact the Company at P.O. Box 64284, St. Paul, Minnesota 55164 or call 1-800-800-2638, extension 4579, and a copy will be sent, without charge, by first class mail within three business days of your request.


                                SHARE OWNERSHIP

     As of October 11, 1996, all directors and officers as a group owned less than 1% of the outstanding shares of the Company. No person or entity as of October 11, 1996, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Company.

     The following table sets forth, as of October 11, 1996, shares of the Company owned beneficially by, and certain other share ownership information with respect to, directors of the Company and all officers and directors as a group.


                                   NUMBER OF COMPANY                SHARES OWNED OF
       BENEFICIAL OWNER         SHARES BENEFICIALLY OWNED          OTHER FORTIS FUNDS*
--------------------------------------------------------------------------------------

     Richard W. Cutting                     -0-                            1,421
     Allen R. Freedman                      -0-                           20,119
     Dr. Robert M. Gavin                    -0-                           34,175
     Benjamin S. Jaffray                    400                            1,117
     Jean L. King                           100                            8,249
     Dean C. Kopperud                       -0-                            6,759
     Edward M. Mahoney                      -0-                           89,989
     Robb L. Prince                         399                           77,612
     Leonard J. Santow                    2,776                          330,928
     Noel S. Shadko                         -0-                              -0-
     Joseph M. Wikler                       -0-                          111,105
     All officers and                     3,675                          982,046
       directors as a group

__________
* "Other Fortis Funds" currently consists of nine open-end investment companies managed by the Adviser. The open-end investment companies are Fortis Advantage Portfolios, Inc.; Fortis Equity Portfolios, Inc.; Fortis Fiduciary Fund, Inc.; Fortis Growth Fund, Inc.; Fortis Income Portfolios, Inc.; Fortis Money Portfolios, Inc.; Fortis Series Fund, Inc.; Fortis Tax-Free Portfolios, Inc.; and Fortis Worldwide Portfolios, Inc.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the shareholders of the Company have the power to set the number of directors. The Company's management recommends that the number of directors to be elected at the annual meeting be set at eleven. Unless otherwise instructed, the proxies will vote in favor of a resolution to set the number of directors at eleven.

     It is intended that the enclosed proxy will be voted for the election of the eleven persons named below as directors unless such authority has been withheld in the proxy. The term of office of persons elected will be until the next annual meeting of the shareholders or until their successors are elected and shall qualify. Pertinent information for each nominee for the past five years is set forth below.



     NAME, AGE AND           PRINCIPAL OCCUPATION      DIRECTORSHIPS OF OTHER
      TERM OF OFFICE           AND AFFILIATIONS       REPORTING COMPANIES (1)
--------------------------------------------------------------------------------

Richard W. Cutting           Certified public           Other Fortis Funds
Age 65, Director since       accountant and financial
1993 (2)                     consultant.

Allen R. Freedman*           Chairman and Chief         Other Fortis Funds;
Age 56, Director since 1987  Executive Officer of       Systems and Computer
                             Fortis, Inc.;  Managing    Technology Corporation;
                             Director of Fortis         Genesis Health
                             International, N.V.        Ventures, Inc.

Dr. Robert M. Gavin          Interim President,         Other Fortis Funds
Age 56, Director since       Haverford College; prior
1986 (3)                     to July 1996, President,
                             Macalester College.

Benjamin S. Jaffray          Chairman of The            Other Fortis Funds
Age 66, Director since       Sheffield Group, Ltd., a
 1984 (3)                    financial consulting
                             group.

Jean L. King                 President, Communi-King,   Other Fortis Funds
Age 52, Director since       a communications
 1984 (2)                    consulting firm.


       NAME, AGE AND           PRINCIPAL OCCUPATION      DIRECTORSHIPS OF OTHER
      TERM OF OFFICE             AND AFFILIATIONS       REPORTING COMPANIES (1)
--------------------------------------------------------------------------------

Dean C. Kopperud*            Chief Executive Officer    Other Fortis Funds
Age 44, Director since       and  Director of
1995 (3)                     Advisers; President and
                             Director of Fortis
                             Investors, Inc.
                             ("Investors"), the
                             underwriter of shares of
                             open-end mutual funds
                             affiliated with the
                             Company, and Senior Vice
                             President and Director
                             of Fortis Benefits
                             Insurance Company and
                             Time Insurance Company.


Edward M. Mahoney            Retired; prior to          Other Fortis Funds;
Age 66, Director since       December 1994, Chairman,   Analysts International
1979 (3)                     Chief Executive Officer    Corporation
                             and Director of Advisers
                             and of Investors.


Robb L. Prince               Retired; prior to June     Other Fortis Funds;
Age 55, Director since       1995, Vice President and   Analysts International
1982 (3)                     Treasurer, Jostens,        Corporation
                             Inc., which manufactures
                             and sells class rings,
                             yearbooks, and other
                             products and services
                             for youth, education,
                             sports award, and
                             recognition markets.


Leonard J. Santow            Principal, Griggs &        Other Fortis Funds
Age 60, Director since       Santow Incorporated,
1972 (4)                     economic and financial
                             consultants.

Noel S. Shadko               Marketing consultant;      Other Fortis Funds
Age 42, Director since       prior to May 1996,
September 1996               Senior Vice President of
                             Marketing and Strategic
                             Planning of Rollerblade,
                             Inc.


Joseph M. Wikler             Investment consultant      Other Fortis Funds
Age 55, Director since       and private investor;
1994 (2)                     prior to January 1994,
                             Director of Research,
                             Chief Investment
                             Officer, principal and
                             Director of The
                             Rothschild Co., an
                             investment adviser.
-------------------------
* Denotes directors who are interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company and Advisers. Mr. Kopperud is an "interested person" of Advisers and the Company primarily because he holds certain positions, including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and the Company primarily because he holds certain positions, including serving as Chairman and Chief Executive Officer of Fortis, Inc., the parent company of

     Advisers, and as a Managing Director of Fortis International, N.V., the parent company of Fortis, Inc.
(1) "Reporting Companies" means companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such act and any company registered as an investment company under the 1940 Act.
(2)  Member of the Audit Committee of the Board of Directors.
(3)  Member of the Executive Committee of the Board of Directors.
(4)  Member of the Investment Consulting Committee of the Board of Directors.

     All of the above nominees, except Ms. Shadko, were elected directors by the shareholders at their last annual meeting and are currently serving as directors of the Company. Ms. Shadko was elected by the Board of Directors to fill a newly created vacancy and has served as a director of the Company since September 19, 1996.

     The Company has an Audit Committee of the Board of Directors whose members are selected annually by the full Board of Directors. None of the members of the Audit Committee are "interested persons" as defined by the 1940 Act. The Audit Committee met two times during the fiscal year ended July 31, 1996. The Company does not have a standing compensation committee or a standing nominating committee of the Board of Directors.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

     During the Company's fiscal year ended July 31, 1996, there were four meetings of the Board of Directors. No director attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

     The following table sets forth the compensation received by each director from the Company during the fiscal year ended July 31, 1996, as well as the total compensation received by each director from the Company and all other investment companies managed by Advisers (the "Fund Complex") during the calendar year ended December 31, 1995. Neither Mr. Freedman, who is an officer of the parent company of Advisers, nor Mr. Kopperud, who is an officer of Advisers and Investors, received any such compensation and they are not included in the table. No executive officer of the Company received any such compensation and they are not included in the table.


                                      COMPENSATION
                                        FROM THE             TOTAL COMPENSATION
DIRECTOR                                COMPANY              FROM FUND COMPLEX *
--------                              ------------           -------------------
Richard W. Cutting                       $2,000                    $30,700
Dr. Robert M. Gavin                      $1,900                    $30,800
Benjamin S. Jaffray                      $2,000                    $30,800
Jean L. King                             $2,000                    $30,700
Edward M. Mahoney                        $2,000                    $30,800
Robb L. Prince                           $2,000                    $30,800
Leonard J. Santow                        $1,840                    $29,600
Joseph M. Wikler                         $2,000                    $30,700
---------------
*  Includes aggregate compensation paid by the Company and the nine Other Fortis Funds.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS SET THE NUMBER OF DIRECTORS AT ELEVEN AND VOTE IN FAVOR OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY. The vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. Unless otherwise instructed, the proxies will vote for the above eleven nominees. All of the nominees listed above have consented to serve as directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.


                                 PROPOSAL TWO
                                RATIFICATION OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders.

     On September 19, 1996, upon the recommendation of the Company's Audit Committee, the Company's Board of Directors, including a majority of the directors who are not interested persons of Advisers or the Company, selected KPMG Peat Marwick LLP to be the Company's independent public accountants for the fiscal year ending July 31, 1997. KPMG Peat Marwick LLP has served as the independent public accountants of the Company since the fiscal year ended July 31, 1989. KPMG Peat Marwick LLP also serves as independent public accountants for the Other Fortis Funds.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions which may be raised at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY. The affirmative vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants.


                       EXECUTIVE OFFICERS OF THE COMPANY

     Certain information about the executive officers of the Company is set forth below. Unless otherwise indicated, all positions have been held more than five years.

                             POSITION AND TERM OF OFFICE        BUSINESS EXPERIENCE DURING
NAME AND (AGE)                   WITH THE COMPANY                    PAST FIVE YEARS
--------------               ---------------------------        --------------------------

Dean C. Kopperud (44)        President since 1995.              See biographical information in
                                                                Proposal One.

Gary N. Yalen (54)           Vice President since 1995.         President and Chief Investment Officer of
                                                                Advisers (since 1995) and of Fortis Asset
                                                                Management, a division of Fortis, Inc.,
                                                                New York, NY and Senior Vice President,
                                                                Investments, of Fortis, Inc.

Howard G. Hudson (59)        Vice President since 1995.         Executive Vice President of Advisers (since
                                                                1995) and Senior Vice President, Fixed
                                                                Income, of Fortis Asset Management.

Stephen M. Poling (65)       Vice President since 1983.         Executive Vice President and Director of
                                                                Advisers and of Investors.

Fred Obser (58)              Vice President since 1995.         Senior Vice President of Advisers (since
                                                                1995) and Senior Vice President, Equities,
                                                                of Fortis Asset management.

Dennis M. Ott (50)           Vice President since 1985.         Senior Vice President of Advisers and of
                                                                Investors.

James S. Byrd (45)           Vice President since 1991.         Vice President of Advisers and of Investors.

                            POSITION AND TERM OF OFFICE               BUSINESS EXPERIENCE DURING
NAME AND (AGE)                   WITH THE COMPANY                           PAST FIVE YEARS
-----------------------     ---------------------------       -------------------------------------------

Nicholas L.M.               Vice President since 1995.        Vice President of Advisers (since 1995) and
 de Peyster (30)                                              Vice President, Equities, of Fortis Asset
                                                              Management.

Charles J. Dudley (37)      Vice President since 1995.        Vice President of Advisers and of Fortis-
                                                              Asset Management; prior to  1995, Senior
                                                              Vice President, Sun America Asset
                                                              Management, Los Angeles, CA.

Maroun M. Hayek (48)        Vice President since 1995.        Vice President of Advisers (since 1995) and
                                                              Vice President, Fixed Income, of Fortis
                                                              Asset Management.

Robert C. Lindberg (43)     Vice President since 1993.        Vice President of Advisers and of Investors;
                                                              prior to 1993, Vice President, Portfolio
                                                              Manager and Chief Securities Trader,
                                                              COMERICA, Inc., Detroit, MI.

Kevin J. Michels (45)       Vice President since 1995.        Vice President of Advisers (since 1995) and
                                                              Vice President, Administration, of Fortis
                                                              Asset Management.

Stephen M. Rickert (53)     Vice President since 1995.        Vice President of Advisers (since 1995) and
                                                              Corporate Bond Analyst (since 1994) of
                                                              Fortis Asset Management; from August 1993
                                                              to April 1994, Corporate Bond Analyst,
                                                              Dillon, Read & Co., Inc., New York, NY
                                                              and prior to June 1992, Corporate Bond
                                                              Analyst, Western Asset Management, Los
                                                              Angeles, CA.

Keith R. Thomson (59)       Vice President since 1993.        Vice President of Advisers and of Investors.

Christopher J. Woods (36)   Vice President since 1995.        Vice President of Advisers (since 1995) and
                                                              Vice President, Fixed Income, of Fortis
                                                              Asset Management (since 1992); prior to
                                                              November 1992, Head of Fixed Income, The
                                                              Police and Firemen's Disability and
                                                              Pension Fund of Ohio, Columbus, OH.


                             POSITION AND TERM OF OFFICE                BUSINESS EXPERIENCE DURING
NAME AND (AGE)                    WITH THE COMPANY                            PAST FIVE YEARS
------------------------     --------------------------        --------------------------------------------
Robert W. Beltz, Jr. (47)    Vice President since 1993.        Vice President--Mutual Fund Operations
                                                               of Advisers and of Investors.

Thomas D. Gualdoni (48)      Vice President since 1984.        Vice President of Advisers, Investors and of
                                                               Fortis Benefits Insurance Company.

Jon H. Nicholson (46)        Vice President since 1994.        Senior Vice President--Marketing and
                                                               Product Development of Fortis Benefits
                                                               Insurance Company.

Christopher J. Pagano (33)   Vice President since 1996.        Vice President of Advisers; prior to  March
                                                               1996, government strategist for Merrill
                                                               Lynch, New York, NY.

David A. Peterson (54)       Vice President since 1991.        Vice President and Assistant General
                                                               Counsel of Fortis Benefits
                                                               Insurance Company.

Richard P. Roche (44)        Vice President since 1995.        Vice President of Advisers and of Investors;
                                                               prior to 1995, President of Prospecting By
                                                               Seminars, Inc., Guttenberg, NJ.

Rhonda J. Schwartz (39)      Vice President since 1996.        Since January 1996, Senior Vice President
                                                               and General Counsel of Advisers and of
                                                               Investors, Senior Vice President and
                                                               General Counsel, Life and Investment
                                                               Products, of Fortis Benefits Insurance
                                                               Company and Vice President and General
                                                               Counsel, Life and Investment Products, of
                                                               Time Insurance Company; from 1993 to
                                                               January 1996, Vice President and General
                                                               Counsel of Fortis, Inc.; prior to 1993,
                                                               Attorney, Norris, McLaughlin & Marcus,
                                                               Washington, D.C.

Michael J. Radmer (51)       Secretary since 1978.             Partner, Dorsey & Whitney LLP, the
                                                               Company's General Counsel.

Tamara L. Fagely (38)        Treasurer since 1993.             Second Vice President of Advisers and of Investors.


                                 OTHER MATTERS

     Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

     Based on the Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers, Advisers and companies affiliated Advisers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Company's fiscal year ending July 31, 1996, were satisfied.


                             SHAREHOLDER PROPOSALS

     Proposals of Company shareholders intended to be presented at the 1997 annual shareholders' meeting must be received at the Company's offices by July 10, 1997, in order to be considered for inclusion in the Company's proxy statement and form of proxy for the 1997 annual meeting.



Dated:  November 5, 1996            Michael J. Radmer, Secretary

                                   NOTICE OF
                                    ANNUAL
                                 SHAREHOLDERS'
                                    MEETING
                                  TO BE HELD
                               DECEMBER 5, 1996

                              AND PROXY STATEMENT

                            FORTIS SECURITIES, INC.




                            [ARTWORK APPEARS HERE]


Receipt of Notice of Annual Shareholders' Meeting and Proxy Statement is                  FORTIS SECURITIES, INC.
acknowledged by your execution of this proxy. Mark, sign, date,
and return this proxy in the addressed envelope-no postage required. Please     PROXY FOR ANNUAL SHAREHOLDERS' MEETING
mail promptly to save the Company further                                            TO BE HELD DECEMBER 5, 1996
solicitation expenses.
                                                                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
FORTIS SECURITIES, INC.                                                                      DIRECTORS
PROXY SERVICE
POST OFFICE BOX 9148
FARMINGDALE, NY 11735-9855
                                                                   The undersigned appoints Michael J. Radmer, Scott R. Plummer,
                                                     Tamara L. Fagely and Robert W. Beltz, Jr. and each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Fortis Securities, Inc. (the "Company")
                                                     held by the undersigned on October 22, 1996, at the annual Shareholders'
                                                     Meeting of the Company, to be held at the offices of Fortis Advisers, Inc.
                                                     ("Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, December
                                                     5, 1996, at 11:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

                                                                   THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH
                                                    BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED
                                                    "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN
                                                    THE BEST INTERESTS OF THE COMPANY.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]                                   KEEP THIS PORTION FOR YOUR RECORDS.

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                                                   FORTIS SECURITIES, INC.                     DETATCH AND RETURN THIS PORTION ONLY.



VOTE ON DIRECTORS                         1.  TO ELECT DIRECTORS, THE NOMINEES ARE:  01) R.W. Cutting, 02) A.R. FREEDMAN, 03)  R.M.
                                              GAVIN, 04) B.S. JAFFRAY, 05) J.L. KING, 06) D.C. KOPPERUD, 07) E.M. MAHONEY, 08) R.L.
                                              PRINCE, 09) L.J. SANTOW, 10) N.S. SHADKO, 11) J.M. WIKLER, TO WITHHOLD AURTHORITY TO
FOR   OR    WITH-    OR      FOR              VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE THAT NOMINEE(S) NUMBER ON THE LINE PROVIDED
ALL         HOLD             ALL              BELOW.
             ALL           EXCEPT
 [ ]        [ ]             [ ]
 FOR       AGAINST        ABSTAIN

                                          --------------------------------------------------------------------------------------


 [ ]        [ ]             [ ]           2.  PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT
 FOR       AGAINST        ABSTAIN             PUBLIC ACCOUNTANTS FOR THE COMPANY.

                                              IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
                                              BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR
                                              POSTPONMENTS THEREOF.




   ------------------------------------------        ------------------------------------------         ----------------------------
   (Please  sign name(s) exactly as registered)      (If there are co-owners, both should sign)         (Date)
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